UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 27, 2006

KNIGHT TRANSPORTATION, INC.
(Exact name or registrant as specified in its charter)

Arizona	000-24946	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 W. Buckeye Road, Phoenix, AZ		85043
(Address of Principal Executive Offices)		(Zip Code)

(602) 269-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a912 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.12e-4(c)).

Item 8.01,  Other Events

Knight Transportation, Inc., an Arizona corporation (the “Company”), has filed as Exhibit 99 to this Form 8-K, the Annual Certificate of Compliance with the New York Stock Exchange Listing Rules. In addition, the Company’s Chief Executive Officer and Chief Financial Officer made and filed the Company’s Section 302 Sarbanes-Oxley Certificate as Exhibits 31.1 and 31.2 to the Company’s 2005 Annual Report filed on Form 10-K.

EXHIBITS

99	Certificate Pursuant to Section 303A.12(a) of the New York Stock Exchange Listed Company Manual.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Dated: June 27, 2006	/s/ David A. Jackson
David A. Jackson, Chief Financial Officer